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                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                               ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                     THE DOW(SM) TARGET VARIABLE FUND, LLC
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                     THE DOW(SM) TARGET VARIABLE FUND, LLC
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

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

                                                           One Financial Way
                                                           Cincinnati, Ohio
                                                           45242

                                                           Post Office Box 237
                                                           Cincinnati, Ohio
                                                           45201-0237
                                                           Telephone:
                                                           513-794-6100

The DowSM Target Variable Fund, LLC

March 1, 2000

Dear Ohio National Variable Contract Owner:

Enclosed are information and voting instructions from The Dow(SM) Target Variable Fund, Board of Managers regarding proposals related to the Fund's portfolios. A special Members meeting will be held on April 3, 2000 to seek your approval of a new subadvisory agreement for the portfolios. This new subadvisory agreement is necessary due to the death of Robert D. Van Kampen, controlling partner of Nike Securities.

Your Board of Managers believes that the proposal is in your best interests. We recommend that you vote FOR the proposal.

Although you are not a Fund shareholder, it is your right to instruct us how to vote the Fund membership interests attributed to your variable contract.

Please complete, sign and return the voting instructions promptly in the envelope provided. No postage is needed if you mail it in the United States. Thank you again for the confidence you have placed in The Dow(SM) Target Variable Fund LLC as you pursue your wealth-building endeavors. Be assured that we will make every effort to continue to merit that confidence.

Sincerely,

JOHN J. PALMER
John J. Palmer
President

[OHIO NATIONAL FINANCIAL SERVICES LOGO]

                     The Dow(SM) Target Variable Fund, LLC
                               One Financial Way
                             Montgomery, Ohio 45242

                            ------------------------

                          NOTICE OF MEETING OF MEMBERS

                                 April 3, 2000


     A meeting of the members of The Dow(SM) Target Variable Fund, LLC will be held at the Fund's office at One Financial Way in Montgomery, Ohio 45242. The meeting will begin at 10:00 a.m. eastern time on April 3, 2000. The reason for the meeting is for you to act on these proposals:


          1. To approve a new subadvisory agreement for The Dow(SM) Target Variable Fund, LLC with First Trust Advisors L.P.

          2. To transact any other business that may properly come before the meeting.

     You are entitled to receive this notice and to vote at the meeting if you were a member of record of The Dow(SM) Target Variable Fund, LLC at the close of business on February 21, 2000.

     FOR THE REASONS GIVEN IN THE ATTACHED PROXY STATEMENT, WE (THE FUND'S MANAGEMENT AND BOARD OF MANAGERS) RECOMMEND THAT YOU VOTE FOR THE PROPOSAL.

                                        RONALD L. BENEDICT
                                        Ronald L. Benedict
                                        Secretary

March 1, 2000

                     THE DOW(SM) TARGET VARIABLE FUND, LLC
                               ONE FINANCIAL WAY
                             MONTGOMERY, OHIO 45242

                                PROXY STATEMENT

                             MEETING OF MEMBERS OF
                     THE DOW(SM) TARGET VARIABLE FUND, LLC

                                 April 3, 2000

     We (the management and Board of Managers of The Dow(SM) Target Variable Fund, LLC) are soliciting proxies for a meeting of the members of the Fund. The meeting will be held at 10:00 a.m. eastern time on April 3, 2000. We are sending you this proxy statement and its enclosures if you are a member of the Fund or if you have a variable contract with values allocated to the Fund. We are mailing the statement on or about March 1, 2000. Each member of record as of the close of business on February 21, 2000 is entitled to one vote for each membership interest owned at that time.

     You may revoke your proxy before the meeting by giving written notice to the Secretary of the Fund or by appearing in person at the meeting and notifying the Secretary that you intend to revoke your proxy. Your latest proxy revokes any earlier ones. All proxies that are properly signed and received in time and not revoked will be voted as marked. If you sign and return a proxy but do not show how you want to vote, we will vote it in favor of the proposal. We will vote the interests of any variable contract owners from whom we receive no voting instructions in proportion with the instructions that we do receive before the meeting.

     The Fund will pay the printing, mailing and legal costs for soliciting the proxies. The investment adviser, Ohio National Investments, Inc. (the "Adviser") will pay all other costs. The proposed subadviser may reimburse the Fund and the Adviser for some or all of the proxy solicitation expenses. Employees of the Fund and the Adviser will not get any extra compensation for soliciting proxies.

     As of December 31, 1999, 100% of the issued and outstanding membership interests of The Dow(SM) Target Variable Fund's portfolios were owned of record by The Ohio National Life Insurance Company ("ONLI") and Ohio National Life Assurance Corporation ("ONLAC") (together called "Ohio National Life"). Ohio National Life is located at One Financial Way, Montgomery, Ohio 45242. Each membership interest represents one vote. These membership interests were allocated to Ohio National Life's separate accounts as follows:

                                                       NUMBER OF          PERCENT
               DOW(SM) TARGET 10                  MEMBERSHIP INTERESTS    OF CLASS
               -----------------                  --------------------    --------
ONLI Variable Account A.........................      1,372,035.413        98.34%
ONLI Variable Account B.........................            722.692         0.05%
ONLI Variable Account C.........................         22,336.952         1.60%
ONLI Variable Account D.........................                  0            0%
                                                     --------------        ------
     Total Dow(SM) Target 10 Portfolio
       Membership Interests.....................      1,395,095.075          100%

                                                       NUMBER OF          PERCENT
                DOW(SM) TARGET 5                  MEMBERSHIP INTERESTS    OF CLASS
                ----------------                  --------------------    --------
ONLI Variable Account A.........................       42,908.097          50.88%
ONLI Variable Account B.........................          799.432           0.94%
ONLI Variable Account C.........................       40,624.292          48.17%
ONLI Variable Account D.........................                0              0%
                                                       ----------          ------
     Total Dow(SM) Target 5 Membership
       Interests................................       84,331.821            100%

     You were sent a copy of the Fund's Annual Report as of December 31, 1999. To request an additional free copy, contact our Treasurer, Dennis Taney, at the above address or call him at (513) 794-6251.


                              SUMMARY OF PROPOSALS

     The purpose of the meeting is for you to vote on this proposal related to the Fund:

     1. We have approved a new Subadvisory Agreement between the Adviser and First Trust Advisors L.P. and we are now asking you to approve the agreement.

     A majority vote of the eligible members of the Funds is required for the issue to be approved. Under the Investment Company Act of 1940 (the "1940 Act"), a majority vote requires at least:

        - 67% of the membership interests represented at a meeting (by proxy or in person) where more than half of the outstanding membership interests are represented, or

        - More than half of all the outstanding membership interests.

WE RECOMMEND THAT YOU APPROVE THIS PROPOSAL.

                          INVESTMENT ADVISORY SERVICES

     The Adviser is a wholly-owned subsidiary of ONLI. Under the Investment Advisory Agreement between the Adviser and the Fund, the Adviser regularly recommends an investment program consistent with the Fund's investment policies. Once the Board of Managers approves an investment program, the Adviser implements the program by placing orders for the purchase and sale of securities. The Adviser also provides the Fund with office space, necessary clerical personnel (other than those provided by agreements between the Fund and Firstar Bank, N.A. (Cincinnati, Ohio), which serves as custodian, and American Data Services, Inc. (Hauppauge, New York) which serves as transfer agent and servicing agent for the Fund), and services of executive and administrative personnel.

     Under a Service Agreement among the Fund, the Adviser and ONLI, ONLI has agreed to furnish the Adviser, at cost, the research facilities, services and personnel the Adviser may need to perform its duties under the Investment Advisory Agreement. The Adviser has agreed to reimburse ONLI for its expenses in this regard. The Fund has not paid to the Adviser, or to any of its affiliates, any compensation for services other than under the Investment Advisory Agreement during the last fiscal year. The address of the Adviser, Ohio National Life and the Fund is One Financial Way, Montgomery, Ohio 45242.



     The president of the Adviser is Christopher A. Carlson. The Adviser's directors are Mr. Carlson, Michael A. Boedeker, Michael D. Stohler, David B. O'Maley and John J. Palmer. Messrs. Carlson, Boedeker and Stohler are principally employed as investment officers of ONLI. Messrs. Carlson and Boedeker are also vice presidents of the Fund. The Adviser's secretary, Ronald
L. Benedict, is also the secretary and a director of the Fund. The business address of each of these individuals is One Financial Way, Montgomery, Ohio 45242.


     The Investment Advisory Agreement and Service Agreement were both entered
into as of              .


     As compensation for its services, the Adviser receives from the Fund annual fees on the basis of 0.60% of each portfolio's average daily net assets. Advisory fees are accrued daily and deducted on a monthly basis.



     During 1999, the Adviser received $45,993.86 in fees from the Fund.


     Under the Investment Advisory Agreement, the Fund authorizes the Adviser to retain subadvisers for each of the portfolios, subject to the approval of the Fund's Board of Managers. The Adviser has entered into a Subadvisory Agreement with First Trust Advisors L.P. to manage the investment and reinvestment of the portfolios' assets, subject to supervision by the Adviser. As compensation for their subadvisory services the Adviser pays a subadvisory fee, payable monthly at the annual rate of 0.35% of the average daily net assets of each portfolio.

     These agreements will continue in force from year to year if they are approved at least annually by (a) a majority of the Fund's Managers who are not parties to the agreements or interested persons of any such party, with votes to be cast in person at a meeting called for the purpose of voting on such continuance, and also by (b) a majority of the Board of Managers or by a majority of the outstanding voting securities of each portfolio voting separately. The Board of Managers has approved the continuance of each agreement at least once a year following the dates shown above. The dates indicated for initial approvals by the members also represent the most recent times those agreements were submitted to the members.

     The Investment Advisory, Service and Subadvisory Agreements may be terminated at any time, without the payment of any penalty, if we give 60 days' written notice to the Adviser or, as to any portfolio, by a vote of the majority of the portfolio's outstanding voting securities. The Investment Advisory Agreement may be terminated by the Adviser on 90 days' written notice to the Fund. The Service Agreement may be terminated, without penalty, by the Adviser or ONLI on 90 days' written notice to the Fund and the other party. The Sub-Advisory Agreements may be terminated, without penalty, by the Adviser or the sub-adviser on 90 days' written notice to the Fund and the other party. An Agreement will automatically terminate if it is assigned.

     In addition to being the investment adviser to the Fund, the Adviser is also the investment adviser to ONE Fund, Inc. ("ONE Fund"). ONE Fund presently consists of the following portfolios:

            ONE FUND PORTFOLIO              NET ASSETS (12/31/1999)
            ------------------              -----------------------
Money Market..............................      $16,947,654.85
Income....................................        6,469,931.93
Income & Growth...........................       12,107,414.60
Growth....................................       11,407,266.88
Small Cap.................................        3,531,472.08
International.............................       15,046,155.95
Core Growth...............................        6,830,577.18
S&P 500(SM) Index.........................        5,298,533.36

     As compensation for its services to ONE Fund, the Adviser receives from ONE Fund fees on the basis of each portfolio's average daily net assets during the month for which the fees are paid based on the following schedule:

        - for each of the Income, Income & Growth and Growth portfolios, the fee is at an annual rate of 0.50% of the first $100 million of the average daily net assets in each portfolio, 0.40% of the next $150 million, and 0.30% of the average daily net assets in each portfolio over $250 million;

        - as to the Money Market portfolio, the fee is at an annual rate of 0.30% of the first $100 million, 0.25% of the next $150 million, and 0.20% of the average daily net assets over $250 million;

        - for the Small Cap portfolio, the fee is at an annual rate of 0.65% of the first $100 million, 0.55% of the next $150 million, and 0.45% of the average daily net assets over $250 million;

        - for the International portfolio, the fee is at the annual rate of 0.90% of the average daily net assets in each portfolio;

        - for the Core Growth portfolio, the fee is at an annual rate of 0.95% of the first $150 million, and 0.80% of the average daily net assets over $150 million.

     However, the Adviser is presently voluntarily waiving 0.15% of its fees in connection with the Money Market, Income, Income & Growth, Growth, and Small Cap portfolios of ONE Fund.

     During 1999, the Adviser received $406,025.18 in fees from ONE Fund.


     The Adviser is also the investment adviser to the following portfolios of the Ohio National Fund (assets shown as of December 31, 1999):



Equity......................................  $329,597,352.32
Money Market................................    67,158,301.44
Bond........................................    25,984,713.71
Omni........................................   190,054,734.75
International...............................   173,076,624.26
Capital Appreciation........................    64,621,610.91
Small Cap...................................   167,919,912.65
International Small Company.................    38,147,380.93
Aggressive Growth...........................    23,324,534.11
Core Growth.................................    31,464,819.67
Growth & Income.............................   113,048,025.81
S&P 500 Index...............................   216,575,151.32
Social Awareness............................     3,590,013.40
Strategic Income............................     3,094,938.07
Firstar Growth & Income.....................     3,306,341.35
Relative Value..............................    11,881,933.22
Capital Growth..............................    20,271,785.00
High Income Bond............................    12,610,825.66
Equity Income...............................     4,373,596.64
Blue Chip...................................     4,783,951.59

     As compensation for its services to The Ohio National Fund, the Adviser receives from the Fund based on the following schedule:


        - for each of the Bond, Omni and Social Awareness portfolios, 0.60% of the first $100 million, 0.50% of the next $150 million, 0.45% of the next $250 million, 0.40% of the next $500 million, 0.30% of the next $1 billion, and 0.25% of average daily net assets over $2 billion;



        - for the Equity portfolio, 0.80% of the first $500 million and 0.75% of average daily net assets over $500 million;


        - for the Money Market portfolio, 0.30% of the first $100 million, 0.25% of the next $150 million, 0.23% of the next $250 million, 0.20% of the next $500 million, and 0.15% of average daily net assets over $1 billion;


        - for each of the International, Relative Value, Capital Growth, Blue Chip and Firstar Growth & Income portfolios, 0.90% of each portfolio's daily net assets;


        - for each of the Capital Appreciation, Small Cap, Aggressive Growth and Strategic Income portfolios, 0.80% of each portfolio's average daily net assets;

        - for the Core Growth portfolio, 0.95% of the first $150 million, and 0.80% of average daily net assets over $150 million;

        - for the Growth & Income portfolio, 0.85% of the first $200 million, and 0.80% of average daily net assets over $200 million;

        - for the S&P 500 Index portfolio, 0.40% of the first $100 million, 0.35% of the next $150 million, and 0.33% of average daily net assets over $250 million;

        - for the International Small Company portfolio, 1.00% of that portfolio's average daily net assets, and

        - for each of the High Income Bond and Equity Income portfolios, 0.75% of each portfolio's average daily net assets.

     The Adviser is a wholly-owned subsidiary of The Ohio National Life Insurance Company. Both are located at One Financial Way, Montgomery, Ohio 45242.

                                   PROPOSALS

NEW SUBADVISORY AGREEMENT


     First Trust Advisors L.P. ("First Trust") has served as the subadviser to both the Dow(SM) Target 10 and Dow(SM) Target 10 portfolios since their inception. First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., 290 South County Farm Road, Wheaton, Illinois 60187, and one general partner Nike Securities Corporation ("Nike Securities"). Grace Partners of DuPage L.P. is a limited partnership with one general partner, Nike Securities and a number of limited partners. Nike Securities is an Illinois corporation that was controlled by Robert Donald Van Kampen. On October 29, 1999, Mr. Van Kampen passed away. At the time of his death, two members of the Van Kampen family and two trusts of which Van Kampen family members were beneficiaries held the stock of Nike Securities. More specifically, Kristen Joy Wisen owns 25%, Karla Van Kampen-Pierre owned 25% and the Robert D. Van Kampen Trust and the Judith Van Kampen Trust each owned 25% of Nike Securities. Pursuant to a voting agreement, Mr. Van Kampen had power to vote the shares held by Mrs. Wisen, Mrs. Van Kampen-Pierre and the Judith Van Kampen Trust. Mr. Van Kampen therefore had power to vote approximately 75% of the securities of Nike Securities. Upon his death, this voting power transferred to his wife, Judith Van Kampen. The Investment Company Act of 1940 ("the 1940 Act") presumes that beneficial ownership of 25% of a company's stock gives the owner 'control' over the company. Under the terms of the contract, this technical change of control has caused the Fund's existing subadvisory agreement with First Trust to terminate on October 29, 1999.


     On November 19, 1999, the Board of Managers unanimously approved the continuation of the Subadvisory Agreement with First Trust Advisors L.P. until the agreement could be submitted to members for their approval.

     First Trust Advisors L.P. has been an investment adviser subsidiary of Nike Securities since 1991. They currently serve as subadvisor to 27 mutual funds and is also the portfolio supervisor of unit investment trusts sponsored by Nike Securities L.P.

     The principal executive officers and general partner of First Trust Advisors L.P. and their respective principal occupations is set forth in the chart below. The mailing address for First Trust Advisors L.P. is 1001 Warrenville Road, Suite 300, Lisle Illinois 60532.

         NAME AND POSITION WITH FIRST TRUST                         PRINCIPAL OCCUPATION
         ----------------------------------                         --------------------
Ronald Dean McAlister, President                       Managing Director, Nike Securities
Nike Securities Corporation, General Partner           Providing investment advisory and
                                                       broker/dealer services through its various
                                                       interests

     If members do not approve the proposed subadvisory agreement, the Adviser will take over management of the portfolios or take over management of the portfolios until a suitable subadviser can be located and approved by members.

     A copy of the proposed Subadvisory Agreement is attached as Exhibit A.

     We recommend that you approve the Subadvisory Agreement.

INVESTMENT POLICIES

     The investment restrictions that are presently designated as fundamental polices of the Fund will continue as such.

INVESTMENT ADVISORY FEE

     The investment advisory and subadvisory fees will not change upon approval of the New Subadvisory Agreement.


TERMS OF CONTRACT



     All other terms of the proposed new subadvisory agreement are identical to the current subadvisory agreement.

                                                                       EXHIBIT A

                             SUBADVISORY AGREEMENT

     This Agreement is made as of the twelfth day of October, 1998 by and between OHIO NATIONAL INVESTMENTS, INC., an Ohio corporation (the "Adviser"), and FIRST TRUST ADVISORS L.P., an Illinois limited partnership (the "Subadviser").

     WHEREAS, THE DOW(SM) TARGET VARIABLE FUND LLC (the "Fund"), is an Ohio limited liability company that is registered under the Investment Company Act of 1940, as amended, (together with the regulations promulgated pursuant thereto, the "1940 Act"); and

     WHEREAS, the Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended, (together with the regulations promulgated pursuant thereto, the "Advisers Act"); and

     WHEREAS, the Adviser has been appointed as investment adviser to the Fund in accordance with the 1940 Act and the Advisers Act; and

     WHEREAS, the Subadviser is registered as an investment adviser under the Advisers Act and engages in the business of providing investment advisory services; and

     WHEREAS, the Fund has authorized the Adviser to appoint the Subadviser, subject to the requirements of the 1940 Act and the Advisers Act, as a sub-adviser on the terms and conditions set forth below;

     NOW, THEREFORE, IT IS HEREBY AGREED as follows:

     SECTION 1. Investment Advisory Services

          (a) The Adviser hereby retains the Subadviser, and the Subadviser hereby accepts engagement by the Adviser, to supervise and manage on a fully-discretionary basis the cash, securities and other assets of the Fund that the Adviser shall from time to time place under the supervision of the Subadviser.

          (b) All activities by the Subadviser on behalf of the Adviser and the Fund shall be in accordance with the investment objectives, policies and restrictions set forth in the 1940 Act and in the Fund's prospectus and statement of additional information, as amended from time to time (together, the "Prospectus") and as interpreted from time to time by the Board of Managers of the Fund and by the Adviser. All activities of the Subadviser on behalf of the Adviser and the Fund shall also be subject to the due diligence oversight and direction of the Adviser.

          (c) Subject to the supervision of the Adviser, the Subadviser shall have the sole and exclusive responsibility to select members of securities exchanges, brokers and dealers for the execution of transactions of the Fund and, when applicable, shall negotiate commissions in connection therewith. All such selections shall be made in accordance with the Fund's policies and restrictions regarding brokerage allocation set forth in the Prospectus.

          (d) In carrying out its obligations to manage the investments and reinvestments of the assets of the Fund, the Subadviser shall: (1) obtain and evaluate pertinent statistical, financial and other information affecting the individual companies the securities of which are included in the Fund or are under consideration for inclusion therein; (2) formulate and implement a continuous investment program for the Fund consistent with its investment objectives and related investment policies and restrictions as set forth in the Prospectus; and (3) take such steps as are necessary to implement the aforementioned investment program by placing orders for the purchase and sale of securities.

          (e) In connection with the purchase and sale of securities of the Fund, the Subadviser shall arrange for the transmission to the Adviser and the Fund's custodian on a daily basis such confirmation, trade tickets and other documents as may be necessary to enable them to perform their administrative responsibilities with respect to the Fund. With respect to Fund securities to be purchased or sold through the Depository Trust Company, the Subadviser shall arrange for the automatic transmission of the I.D. confirmation of the trade to the Fund's custodian.

          (f) In connection with the placement of orders for the execution of the Fund's securities transactions, the Subadviser shall create and maintain all necessary records of the Fund as are required of an investment adviser of a registered investment company including, but not limited to, records required by the 1940 Act and the Advisers Act. All such records pertaining to the Fund shall be the property of the Fund and shall be available for inspection and use by the Securities and Exchange Commission, any other regulatory authority having jurisdiction, the Fund, the Adviser or any person retained by the Fund or the Adviser. Where applicable, such records shall be maintained by the Subadviser for the period and in the place required by Rule 31a-2 under the 1940 Act.

          (g) The Subadviser shall render such reports to the Adviser and/or to the Board of Managers of the Fund concerning the investment activity and composition of the Fund in such form and at such intervals as the Adviser or the Board may from time to time reasonably require.

          (h) In acting under this Agreement, the Subadviser shall be an independent contractor and not an agent of the Adviser or the Fund.

     SECTION 2. Expenses

          (a) The Subadviser shall assume and pay all of its own costs and expenses, including those for furnishing such office space, office equipment, office personnel and office services as the Subadviser may require in the performance of its duties under this Agreement.

          (b) The Fund shall bear all expenses of its organization and registration, and the Fund and Adviser shall bear all of their respective expenses of their operations and businesses not expressly assumed or agreed to be paid by the Subadviser under this Agreement. In particular, but without limiting the generality of the foregoing, the Fund shall pay any fees due to the Adviser, all interest, taxes, governmental charges or duties, fees, brokerage and commissions of every kind arising hereunder or in connection herewith, expenses of transactions with owners of the Fund's membership interests, expenses of offering interests in the Fund for sale, insurance, association membership dues, all charges of custodians (including fees as custodian and for keeping books, performing portfolio valuations and rendering other services to the Fund), independent auditors and legal counsel, expenses of preparing, printing and distributing all prospectuses, proxy material, reports and notices to owners of the Fund, and all other costs incident to the Fund's existence.

     SECTION 3. Use of Services of Others

     The Subadviser may (at its expense except as set forth in Section 2 hereof) employ, retain or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of providing the Sub-Adviser with such statistical or factual information, as the Subadviser may deem necessary, appropriate or convenient for the discharge of the Subadviser's obligations hereunder or otherwise helpful to the Fund.

     SECTION 4. Subadvisory Fees

     In consideration of the Subadviser's services to the Fund hereunder, the Subadviser shall be entitled to a Subadvisory fee, payable monthly, at the annual rate of 0.35% of the average daily net assets of each portfolio of the Fund during the month preceding each payment (the "Subadvisory Fee"). The Subadvisory Fee shall be accrued for each calendar day and the sum of the daily Subadvisory Fee accruals shall be paid monthly to the Subadviser on or before the fifth business day of the next succeeding month. The daily fee accruals will be computed on the basis of the valuations of the total net assets of the Fund's portfolios as of the close of business each day. The Subadvisory Fee shall be payable solely by the Adviser, and the Fund shall not be liable to the Subadviser for any unpaid Subadvisory Fee.

     SECTION 5. Limitation of Liability of Subadviser

          (a) The Subadviser shall be liable for losses resulting from its own acts or omissions caused by the Subadviser's willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or its reckless disregard of its duties under this Agreement, and nothing herein shall protect the Subadviser against any such liability to the owners of the Fund or to the Adviser. The Subadviser shall not be liable to the Fund or to any owner of the Fund or to the Adviser for any claim or loss arising out of any investment or other act or omission in the performance of the Subadviser's duties under this Agreement, or for any loss or damage resulting from the imposition by any government of exchange control restrictions which might affect the liquidity of the Fund's assets maintained with custodians or securities depositories, or for any tax of any kind, including without limitation any statutory, governmental, state, local or municipal imposition, duty, contribution or levy imposed by any government or governmental agency upon or with respect to such assets or income earned with respect thereto (collectively "Taxation").

          (b) In the event the Subadviser is assessed any taxation in respect of the assets, income or activities of the Fund, the Adviser and the Fund jointly will indemnify the Subadviser for all such amounts wherever imposed, together with all penalties, charges, costs and interest relating thereto and all expenditures, including reasonable attorney's fees, incurred by the Subadviser in connection with the defense or settlement of any such assessment. The Subadviser shall undertake and control the defense or settlement of any such assessment, including the selection of counsel or other professional advisers, provided that the selection of such counsel and advisers and the settlement of any assessment shall be subject to the approval of the Adviser and the Fund, which approvals shall not be unreasonably withheld. The Adviser and the Fund shall have the right to retain separate counsel and assume the defense or settlement on behalf of the Adviser and the Fund, as the case may be, of any such assessment if representation of the Adviser and the Fund by counsel selected by the Subadviser would be inappropriate due to actual or potential conflicts of interest.

     SECTION 6. Services to Other Clients and the Fund

          (a) Subject to compliance with the 1940 Act, nothing contained in this Agreement shall be deemed to prohibit the Subadviser or any of its affiliated persons from acting, and being separately compensated for acting, in one or more capacities on behalf of the Fund. The Adviser and the Fund understand that the Sub-Adviser may act as investment manager or in other capacities on behalf of other customers including entities registered under the 1940 Act. While information, recommendations and actions which the Subadviser supplies to and does on behalf of the Fund shall in the Subadviser's judgment be appropriate under the circumstances in light of the investment objectives and policies of the Fund, as set forth in the Prospectus delivered to the Subadviser from time to time, it is understood and agreed that they may be different from the information, recommendations and actions the Subadviser or its affiliated persons supply to or do on behalf of other clients. The Subadviser and its affiliated persons shall supply information, recommendations and any other services to the Fund and to any other client in an impartial and fair manner in order to seek good results for all clients involved. As used herein, the term "affiliated person" shall have the meaning assigned to it in the 1940 Act.

          (b) On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other customers, the Subadviser may, to the extent permitted by applicable law, aggregate the securities to be so sold or purchased in order to obtain the best execution or lower brokerage commissions, if any. The Subadviser may also on occasion purchase or sell a particular security for one or more customers in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other customers.

          (c) The Subadviser agrees to use the same skill and care in providing services to the Fund as it uses in providing services to other similar accounts for which it has investment responsibility. The Subadviser will conform with all applicable rules and regulations of the Securities and Exchange Commission.

     SECTION 7. Reports to the Subadviser

     The Adviser shall furnish to the Subadviser the Prospectus, proxy statements, reports and other information relating to the business and affairs of the Fund as the Subadviser may, at any time or from time to time, reasonably require in order to discharge the Subadviser's duties under this Agreement.

     SECTION 8. Term of Agreement

     Provided that this Agreement shall have first been approved by the Board of Managers of the Fund, including a majority of the members thereof who are not interested persons (as defined in the 1940 Act) of either party, by a vote cast in person at a meeting called for the purpose of voting such approval, then this Agreement shall be effective on the date hereof. Unless earlier terminated as hereinafter provided, this Agreement shall continue in effect for an initial term ending September 30, 2000. Thereafter, this Agreement shall continue in effect from year to year, subject to approval annually by the Board of Managers of the Fund or by vote of a majority of the voting securities of the Fund and also, in either event, by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Managers of the Fund who are not parties to this Agreement or interested persons (as defined in the 1940 Act) of any such person.

     SECTION 9. Termination of Agreement; Assignment

          (a) This Agreement may be terminated by either party hereto without the payment of any penalty, upon 90 days' prior notice in writing to the other party and to the Fund, or upon 60 days' written notice by the Fund to the two parties; provided, that in the case of termination by the Fund such action shall have been authorized by resolution of a majority of the Board of Managers of the Fund or by vote of a majority of the voting securities of the Fund. In addition, this Agreement shall terminate upon the later of
     (1) the termination of the Adviser's agreement to provide investment advisory services to the Fund or (2) notice to the Subadviser that the Adviser's agreement to provide investment advisory services to the Fund has terminated.

          (b) This Agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act).

          (c) Termination of this Agreement for any reason shall not affect rights of the parties that have accrued prior thereto.

     SECTION 10. Notices

          (a) The Subadviser agrees to promptly notify the Adviser of the occurrence of any of the following events: (1) any change in any of the Subadviser's executive officers or any portfolio manager who is providing advisory services pursuant to this agreement; (2) the Subadviser fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Subadviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement; (3) the Subadviser is the subject of any action, suit, proceeding, inquiry or investigation at law or in equity, before or by any court, public board or body, involving the affairs of the Fund; or
     (4) any change in control of the Subadviser.

     (b) Any notice given hereunder shall be in writing and may be served by being sent by telex, facsimile or other electronic transmission or sent by registered mail or by courier to the address set forth below for the party for which it is intended. A notice served by mail shall be deemed to have been served seven days after mailing and in the case of telex, facsimile or other electronic transmission twelve hours after dispatch thereof. Addresses for notice may be changed by written notice to the other party.

          If to the Adviser:

        Ohio National Investments, Inc.
        P.O. Box 237
        Cincinnati, Ohio 45201
        Fax No. (513) 794-4506

        With a copy to:

        Joseph P. Brom, President
        Ohio National Investments, Inc.
        P.O. Box 237
        Cincinnati, Ohio 45201

          If to the Subadviser:

          Ronald McAlister, President
        First Trust Advisors, L.P.
        1001 Warrenville Road, Suite 300
        Lisle, Illinois 60532
        Fax No. (630) 241-8610

        With a copy to:

        Scott Jardine
        Senior Vice President & General Counsel
        Nike Securities L.P.
        1001 Warrenville Road, Suite 300
        Lisle, Illinois 60532

     SECTION 11. Governing Law

     This Agreement shall be governed by and subject to the requirements of the laws of the State of Ohio without reference to the choice of law provisions thereof.

     SECTION 12. Applicable Provisions of Law

     The Agreement shall be subject to all applicable provisions of law, including, without limitation, the applicable provisions of the 1940 Act, and to the extent that any provisions herein contained conflict with any such applicable provisions of law, the latter shall control.

     SECTION 13. Counterparts

     This Agreement may be entered into in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

     IN WITNESS WHEREOF this Agreement has been executed by the parties hereto as of the day and year first above written.

                                          OHIO NATIONAL INVESTMENTS, INC.

                                          By: /s/ JOSEPH P. BROM
                                            ------------------------------------
                                            Joseph P. Brom, President

                                          FIRST TRUST ADVISORS L.P.

                                          By: /s/ RONALD MCALISTER
                                            ------------------------------------
                                            President

Accepted and Agreed:
THE DOW(SM) TARGET VARIABLE FUND, LLC

By: /s/ JOHN J. PALMER
    --------------------------------------------------------
    John J. Palmer, President

                              VOTING INSTRUCTIONS

                       THE DOW TARGET VARIABLE FUND, LLC

I (we) acknowledge receipt of a copy of the Notice of Members Meeting, Proxy Statement and annual report. I (we) instruct Ohio National Life to vote The Dow Target Variable Fund, LLC membership interests, attributable to my (our) variable contract at the special meeting of members to be held on April 3, 2000, (and at any adjournments of that meeting) as specified below, and in accordance with their best judgment on any other business that may properly come before the meeting. THESE INSTRUCTIONS RELATE TO A SOLICITATION BY THE BOARD OF MANAGERS.

--------------------------------------------------------------------------------

 1.       To approve the new Subadvisory Agreement with First     For     or      Against     or      Abstain
          Trust Advisors, L.P.:
                                                                  [ ]             [ ]                 [ ]

Dated: ---------------------, 2000
                                                 ----------------------------------------------------------
                                                               Signature of Contract Owner(s)

     Please sign your name as it appears on the back of this form. If signing for an estate, trust or corporation, state your title or capacity. If joint owners, each should sign. Please return these voting instructions in the envelope provided.

                       THE DOW TARGET VARIABLE FUND, LLC

                           PARTICIPANT'S INSTRUCTIONS

                        TO PLAN TRUSTEE OR ADMINISTRATOR

I request that you vote The Dow Target Variable Fund, LLC membership interests attributable to my variable contract at the meeting of Fund Members to be held on April 3, 2000, as specified below. THESE INSTRUCTIONS RELATE TO A SOLICITATION BY THE BOARD OF MANAGERS.

--------------------------------------------------------------------------------

You may check one of these boxes instead of voting on each of the numbered items below:

          For      or       Against      or       Abstain on all the Board of Directors recommendations.
          [ ]               [ ]                   [ ]
-------------------------------------------------------------------------------------------------------------

 1.       To approve the new Subadvisory Agreement with First     For     or      Against     or      Abstain
          Trust Advisors, L.P.:
                                                                  [ ]             [ ]                 [ ]

Dated: ---------------------, 2000
                                                 ----------------------------------------------------------
                                                                  Signature of Participant